Digi International Inc. | Q4 2026 Earnings Call Transcript
Q4 2026 Digi International Inc. Earnings Call
Digi International Inc. (DGII) | Earnings Conference Call / Presentation
Wednesday, November 11, 2026, 4:00 PM CT | Minneapolis, MN

Corporate Participants
Jamie Loch, Executive Vice President, Chief Financial Officer, and Treasurer
Ron Konezny, Chief Executive Officer and President

Conference Call Participants
Tommy Moll, Analyst, Stephens
Scott Searle, Analyst, ROTH Capital Partners
Matthew Maus, Analyst, B. Riley Securities
Timothy Shubsda, Analyst, Piper Sandler

Presentation
Operator
Good day and thank you for standing by. Welcome to the fiscal Q4 2026 Digi International Inc. Earnings Conference Call. At this time, all participants are in a listen-only mode. After the speaker's presentation, there will be a question-and-answer session. To ask a question during the session, you will need to press *11 on your telephone. You will then hear an automated message advising your hand is raised. To withdraw your question, please press *11 again. Please be advised that today's conference is being recorded. I would now like to hand the conference over to your speaker today, Jamie Loch, Chief Financial Officer. Please go ahead.
Jamie Loch, Executive Vice President, Chief Financial Officer, and Treasurer
Thank you. Good day, everyone. It's great to talk to you again and thanks for joining us today to discuss the earnings results of Digi International. Joining me on today's call is Ron Konezny, our President and CEO. We issued our earnings release after the market close today. You may obtain a copy of the press release through the Financial Releases section of our Investor Relations website at digi.com This afternoon, Ron will provide a comment on our performance and then we'll take your questions. Some of the statements that we make during this call are considered forward-looking and are subject to significant risks and uncertainties. These statements reflect our expectations about future operating and financial performance and speak only as of today's date. We undertake no obligation to update publicly or revise these forward-looking statements. While we believe the expectations reflected in our forward-looking statements are reasonable, we give no assurance such expectations will be met or that any of our forward-looking statements will prove to be correct. For additional information, please refer to the forward-looking statements section in our earnings release today and the risk factors section of our most recent Form 10-K and subsequent reports on file with the SEC. Finally, certain of the financial information disclosed on this call includes non-GAAP measures. The information required to be disclosed about these measures, including reconciliations to the most comparable GAAP measures, are included in the earnings release. The earnings release is also furnished as an exhibit to Form 8-K that can be accessed through the SEC filing sections of our Investor Relations website. Now, I'll turn the call over to Ron.
Ron Konezny, Chief Executive Officer and President
Thank you, Jamie. And again, welcome everyone to the Digi's fourth fiscal quarter and full year 2026 earnings call. First and foremost, happy veteran's day to everyone. My father had two tours with the

Digi International Inc. | Q4 2026 Earnings Call Transcript
U.S. Army, so it's a very personal holiday for me, and I want to thank all those veterans for giving our country the greatest honor of service to our nation. With that said, we've got a good agenda for you today. We're going to review fiscal 2026 highlights. We're going to talk about some results and our guidance and give an update on our long-term goals. The key messages for the year, as you recall, we are a customer-driven organization. Customers are our number one priority. We provide them a complete, secure, reliable solution for business and mission-critical applications. We devote about 15% of our revenue to innovation. Innovation spans across hardware, connectivity, software and now increasingly the use and leverage of AI for ROI. We complement this award-winning technology with impeccable service. Our customers need 24/7 expert support, they need flexible solutions, whether they self-manage them or offer Digi to fully manage those solutions. We back that up with a company that's strong, that's thriving, that's executing on its financial and operational priorities. We're happy to announce yet another set of record quarterly revenue, ARR and adjusted EBITDA metrics. And we've delivered results that are above our guidance almost across the board. ARR, which is the biggest sign of customers accepting Digi solutions, is ahead of our target. We combine that financial performance, deploy organic initiatives with that cash we generate, we're able to finance acquisitions with that, pay down the debt through. The synergies we are able to capture, for example, recently we integrated Jolt and Particle into common systems and processes, achieved our financial objectives. We now are on the precipice of our most recent acquisition, Disruptive Technologies, which extends SmartSense into Europe and gets us into new markets with new award-winning sensors. So the idea of acquiring, integrating, generating and compounding has now been established within Digi. The key pillars of our IoT value proposition are a combination of security and in today's world, security is a rapidly evolving and frequently changing landscape. The advent of AI has brought threats that are now happening on a much more frequent basis and we are responding with Zero Trust device authentication and then encryption, automated vulnerability management and. Having certification to the highest standards of carrier grade type security. We combine that with four decades of reliability, high uptime, longevity of devices that carry you through an average of a seven-year deployment, which is what many of our customers see, and really redundant and fault-tolerant systems. Offering scale both in numbers and across geographies. Many of our customers need us to perform across the world. We're managing millions of edge devices. We're cloud native. We're an API first architecture. Our solutions work as well for small businesses as they do the largest companies in the world. And they've got to be easy to use. They've got to be easy to provision, intuitive to use. And get you really the quickest time to value with plug and play hardware and again complemented by expert support. And now with the advent of AI, we've got a fifth pillar, which is really leveraging AI both at the edge and in the cloud to make our systems even more valuable and improving that time to value. We also offer our customers a range of models. As I mentioned earlier, customers can pursue a more traditional model where they purchase our equipment, they use our device management tools, and they really self-manage their solution. They're also increasingly a fully managed solution, but we're offering the complete solution, hardware, software, connectivity services, zero down, monthly fee, and quite frankly, for many of our customers, that better matches the ROI. They don't have a spike of ROI that then tempers over time, they actually build up overall ROI over time and that better matches fully managed solutions for many of our customers. In some cases, the customer never owns the equipment and what we're delivering is outcomes. That outcome may be asset uptime, it may be enhanced security, it may be leveraging field resources more efficiently, but they can really leverage the decades of our experience and excellence and decide how much effort they want to put into their IoT solution. We've had success across multiple verticals. We've been a long supplier to infrastructure, utilities and energy. We're providing connectivity for the smart grid, for meters and for renewable solutions, for our routers and gateways and road manager solutions are very popular. We're very involved in the healthcare industry, both with medical devices through our Particle by Digi division, but also with SmartSense. We're providing temperature monitoring for sensitive medical applications. In our Opengear division, we provide out-of-band management for both data centers and edge solutions across the globe. We're also involved in retail and point of sale. We're providing

Digi International Inc. | Q4 2026 Earnings Call Transcript
really drop-in networking for the use of our Digi routers and managed services. Transportation, we are frequently deployed in a number of mass transit solutions where our DigiTX routers are used for visibility of fleet telematics and enabling ridership Wi-Fi, digital signage, and other solutions. And lastly, we participate in a number of industrial manufacturing opportunities where Particle by Digi, XBee and ConnectCore solutions provide secure reliability and connectivity for remote assets. As I mentioned earlier, we've developed a flywheel over my soon to be 12-year tenure. We are using a global database of solutions to stores and eventually identify acquisitions that we think can be accretive to the value proposition for our customers and, of course, to our operational model. We acquire those companies using debt that protects the Digi shareholder and making sure that we're building value that will accrue to the stock price, not just market capitalization. We then integrate those companies and we take pride in integrating them into our systems, into our culture, into our processes. We then leverage growth opportunities through cross-selling and we also then look at, when appropriate, cost-based synergies on cost of goods, on manufacturing, and implement our quality initiatives. We then generate strong cash. That ARR-focused solutions provider really generates cash with a capital-light model that we can then use to repay that debt, lever down and allow us the opportunity to pursue additional acquisitions. Our recent acquisitions of Jolt and Particle were the last two years, we now have Disruptive Technologies that's pending. On Disruptive Technologies, we are joining forces with a company that has, we think, the world's leading IoT sensor. As you can see here, smaller than the postage stamp, incredible versatility, and the types of things that can measure. In its battery life, which is up to 15 years, ease of deployment, and driving ROI in some of the most unexpected places. We are purchasing Disruptive Technologies for $130 million of cash, which we're going to be funding from our credit facility. We expect it to generate $9 million in incremental adjusted EBITDA in our fiscal 2028 period. It is subject to regulatory approval, which we expect to receive this month. And our forward guidance includes assuming Disruptive Technologies joins Digi on November 30. In Calendar '25, you can see Disruptive Technologies had more of a one-time financial model where they sold sensors and had a lower subscription fee. They've deployed over 250,000 sensors. The majority of those are in Europe and many times through channel partners. Digi's model is to flip this on its edge and that recurring revenue will be the focus and we're going to be embedding those sensors into a subscription rather than having them sold separately one time. We think that's in the customer's best interest. It closely matches their outcomes and of course helps us build ARR. Why did we choose Disruptive Technologies? As I mentioned, best-in-class sensing, small sensors, 15-year battery life, and unique protocol we think is industry leading and allows us to gain an edge. It also has additional sensing capabilities that we don't offer today or we offer through third parties. We enter the European market. We are taking SmartSense on the road. We're going to leverage the relationships and channel partners that Disruptive Technologies has in place across over 20 European companies. We enter new markets of building automation, occupancy and further extending SmartSense food and healthcare markets. As I mentioned, we're going to be transitioning DT to a subscription model. And it's going to provide even more data that establishes really the foundation for leveraging AI. We're really putting live data generators out there in the physical world. As I mentioned earlier, it will be financially accretive to Digi, especially in 2028 fiscal period where we have gone through most of our integration and are able to then accelerate its growth. I'm going to pass it over to Jamie for some comments on our results and our fiscal '27 guidance.
Jamie Loch, Executive Vice President, Chief Financial Officer, and Treasurer
Hey, everyone, nice to see you. What a great year, a milestone year for Digi. I'm in the fortunate position to be able to share the output that comes with all the things that Ron had previously talked about. So for Q4, we just had a banner year, record quarterly revenue, record ARR, record adjusted EBITDA. Our revenue growth was pretty evenly split this quarter. About $16 million of that revenue growth came from one-time revenue, with about $13 million coming from recurring revenue. Our operating leverage, which is also a really great thing to see. Our operating expenses fell in Q4 to

Digi International Inc. | Q4 2026 Earnings Call Transcript
47% of revenue, which is down year-over-year from 51%. Gross margins are down a little bit this quarter, but as we've talked about, we are in the range of low-to-mid 60s, which is really the right range for us to play in. That revenue mix is going to be a partial driver from ARR growing faster than revenue, but inside then of that one-time revenue, there is product mix that will kind of get us inside of that range and we're firmly comfortable in that range right now. As we look deeper into our results into our segments, you can see we have strong performance again inside of both of our segments. Our IoT products and services business is up nearly 30% in revenue year-over-year with a 320 basis point improvement in operating margin year-over-year and 100% increase in our ARR. That ARR increase is impacted by our acquisition of Particle, but there is also a nice organic growth that is taking place inside of that number. In our Solutions business, 20% revenue growth with a nearly 600 basis point improvement in our operating margin year-over-year. An 11% increase in our ARR number. And you can see that ARR number is right on the edge of 200, which we'll talk about here in a minute. That wraps up then for the year and what an absolutely incredible year it was for Digi. Record revenue, record ARR, record adjusted EBITDA. You can see nearly 25%, 24% to be exact, on revenue growth. That revenue growth is really split about 50/50 between one-time and recurring. Strong operating margins, strong GAAP EPS, continued growth in our adjusted EBITDA and our adjusted EBITDA margins. Our operating leverage fell for the year to 49% from 50% for the full year. Gross margins went down a little bit in Q4 on the heels of what was very strong margin performance for the year was up year-over-year on fiscal '26. So just an absolute record year, phenomenal performance by all of our teams. It's great to see it manifested in the P&L. It's a good sign that customers are getting the services and the support that they need to hit their critical objectives. Ron talked about the flywheel. One of the things that Digi is very proud of is kind of old school fundamentals. We generate profits and we generate cash. In this quarter, we generated $42 million in cash. That puts us over our adjusted EBITDA number for the year, $153 million of cash for the year. That leads to a debt balance of gross at $69 million, but really from a net debt perspective, when you look at the cash on hand, we're right at $39 million, well below even a one-time lever. So at this point, it's just phenomenal to see the flywheel fully into effect. It puts us in a position to execute on Disruptive and follow the same pattern where we will generate cash and move that debt down. Moving into our guidance for fiscal '27, we are right now projecting that our ARR growth for fiscal '27 will be at least 15%. For the year, we're anticipating revenue growth to be between 10% and 15%. We're anticipating our profit growth to be between 12.5% and 17.5%. This guidance, as Ron indicated, does include Disruptive Technologies that was announced on October 1. We are anticipating a close date of November 30. And as a reminder, Particle closed in January of 2026. You can see on the chart on the left where it kind of lands from a midpoint perspective with those ranges in terms of dollars. Very excited to see continued double-digit growth throughout all three areas of our main P&L lines. Specifically for Q1, we are anticipating revenue growth to be between 14% and 18%, Adjusted EBITDA growth to be between 25% and 30% and our adjusted net income per diluted share to have growth of 27% to 34%, which is an assumption on 39.5 million shares. Again, the guidance includes Disruptive Technologies closing on November 30, reminder that particle closed in January. The adjusted net income number per diluted share does include interest expense, which we anticipate to be between $0.02 and $0.04 per diluted share for FQ1. We mentioned this briefly on our main five-year goals, we had indicated at the end of 2023 that we wanted to have $200 million in ARR and $200 million in adjusted EBITDA by the end of '28. You can see that based on our guide, we would expect to be able to deliver on that ARR objective here in '27, which is a year early. You can see on the adjusted EBITDA at the midpoint, right, we've got a little bit of work to do. It is a 15% CAGR through from the time we set the goal through '26. And so we fully anticipate that we will meet this objective by the end of '28 as we originally outlined. But just absolutely phenomenal performance. It's great to see us continuing to execute on the objectives that we've laid out and continue to deliver on the commitments that we've made. So with that, we will take your questions. And so operator, please provide our participants instructions to ask a question.

Digi International Inc. | Q4 2026 Earnings Call Transcript

Questions and Answers
Operator
Thank you. As a reminder to ask a question, please press *11 on your telephone and wait for your name to be announced. To withdraw your question, please press *11 again. Please stand by while we compile the Q&A roster. And our first question comes from Tommy Moll of Stephens. Your line is open.
Tommy Moll, Analyst, Stephens
Good afternoon. Thanks for taking my questions.
Ron Konezny, Chief Executive Officer and President
Hey, Tommy.
Jamie Loch, Executive Vice President, Chief Financial Officer, and Treasurer
Good afternoon, Tommy.
Tommy Moll, Analyst, Stephens
I wanted to start with the demand update. What can you tell us about the opportunity pipeline? And I know the Days to Win KPI is one that's helpful, so please give us an update there.
Ron Konezny, Chief Executive Officer and President
Let me start with the funnel, the pipeline. It's up double-digits. It's actually the highest it's ever been. I'm going to have Jamie comment on some of our progression of those opportunities, but we're seeing great deal registration, great channel participation, and our direct selling business units within solutions are also seeing, really, record pipelines.
Jamie Loch, Executive Vice President, Chief Financial Officer, and Treasurer
Yeah, Tommy, I think in the days to win, it continues to improve. I think there was maybe a little bit of a slowdown in that improvement. I think the elections bring or brought at least a level of uncertainty and maybe a little bit of wait and see, but they continue to improve, which is the good sign. I would say they are not back to pre-COVID levels, but they are improving sequentially and they continue to improve year-over-year. So we continue to see that moving in the right direction.
Tommy Moll, Analyst, Stephens
Thank you both. And then I wanted to ask about the recurring revenue guide, 15% for the year. Even if I strip out Disruptive, I think it would still imply maybe like a 13% growth rate. So solidly double-digit and pretty healthy. What gives you the confidence that you can execute at that level in the coming four quarters? Thanks.
Ron Konezny, Chief Executive Officer and President
Tommy, great question. I think some of the data we shared on the pipeline and being predictive about how those opportunities are going to progress throughout the sales stages and ultimately win rates, it's giving us a lot of confidence that we've got a good handle, especially over the external factors. But we've got enough, I think, history experience. We've got brand new products. I think we're leading in IoT AI deployment, both at the edge and at the cloud and I think customers with the risk that's being increased almost daily with security and support, customers are increasingly saying what, I can't do this internally anymore. I need help. I need to manage my IoT assets as actively and carefully as I do my IT assets. And I think that goes right into Digi's value proposition.
Tommy Moll, Analyst, Stephens
Thank you, Ron. I'll turn it back.

Digi International Inc. | Q4 2026 Earnings Call Transcript
Operator
Thank you. And our next question comes from Scott Searle of Roth Capital Partners. Your line is open.
Scott Searle, Analyst, ROTH Capital Partners
Hey, good afternoon. Thanks for taking the questions. Nice job on the quarter. Nice to also see continued strong growth into fiscal '28.
Ron Konezny, Chief Executive Officer and President
Yeah, thanks, Scott.
Scott Searle, Analyst, ROTH Capital Partners
On the supply chain and gross margins, a little bit challenged this quarter but still well within the targeted range. I wonder if you could just talk us through some of the puts and takes in terms of what you're seeing out there. There's a lot of talk not just about memory but certainly extended lead times and other components. How are you guys managing that and how that's kind of crafting your outlook for gross margins over the next couple of quarters?
Ron Konezny, Chief Executive Officer and President
Yeah, Scott, you mentioned it's a difficult environment out there. The AI data center surge and build out has really put a lot of pressure on the supply chain, especially memory. But it's spilled over into other components as well that are fighting for capacity all the way down to the fab level. I can't give our team enough credit in collaboration between the demand side of our equation within our business units and, of course, our supply chain professionals. They are out there taking advantage of decades-long relationships with both first and second tier type of providers in coordination with a global set of contract manufacturers. We have both cost challenges and allocation challenges. We're fighting through those allocation challenges pretty well. The cost challenges, quite frankly, are unavoidable. We're being very thoughtful and surgical down to the SKU level of when we can use price to help capture some increased costs and, quite frankly, where we can't and we're always being mindful of that solution revenue to make sure we're not putting our AR at risk. We're playing a long game with our customers. We don't want to take advantage of any kind of one-time or transitionary increase in pricing. We do think eventually memory pricing will stabilize. None of us know exactly when, but I think I'm really proud of the team for fighting through it.
Scott Searle, Analyst, ROTH Capital Partners
Great. Thank you. And if I could follow-up on Opengear and out of band management, just wonder if you give us some thoughts in terms of what you're seeing overall demand, kind of the growth expectations there, particularly when you look at some of the opportunities for you, whether it's in NeoCloud or hyperscalers, which you guys have not historically participated, how should we be thinking about that opportunity as we enter fiscal '28?
Ron Konezny, Chief Executive Officer and President
Yeah, the Opengear team is a great team with a great leader. They're having really broad-based growth. And what I mean by that is both campus and edge deployments, in addition to data center opportunities, they're growing as strongly in Europe and APAC and LATAM as they are in the US. I mean, they've really become a bit of a global standard within smart out-of-band console server and we're excited to try to continue that success. By landing potentially a hyperscaler, that's a long road, and we're very well along that road. There are no guarantees, but we're fighting hard. In many cases, we do business with them, but not in their core cloud business, but with their IT groups or with maybe smaller offerings that are not as large and central as their core data center application. But we're really excited about some of the progress we're making.

Digi International Inc. | Q4 2026 Earnings Call Transcript
Scott Searle, Analyst, ROTH Capital Partners
Great, thanks so much. I'll get back in the queue.
Ron Konezny, Chief Executive Officer and President
Thanks, Scott.
Jamie Loch, Executive Vice President, Chief Financial Officer, and Treasurer
Thank you.
Operator
And our next question comes from Matthew Maus of B. Riley Securities. Your line is open.
Matthew Maus, Analyst, B. Riley Securities
Hi, thanks for taking my questions and congrats on the strong close to the fiscal year. Quickly go over ARR again. In terms of Disruptive, I'm wondering how quickly do you expect Disruptive's customers to move to the SmartSense subscription model and how do you think that shapes ARR for fiscal '27 and beyond?
Ron Konezny, Chief Executive Officer and President
It's a great question. We haven't quite closed the transaction yet, so a lot of this execution is yet to remain. There's a lot of course planning discussions happening between. The teams right now, we're going to be very deliberate and careful, and '27 will be year of transition. If you recall, a lot of disruptive technologies relationships are through channel partners. So there's a combination of working directly with end users, but also working closely with the channel partners, both in Europe and in the U.S. So we do think it will take some time to transition. We're patient, we're long-term thinkers, we're going to be very deliberate and thoughtful, but we do think that transition will happen over time. But it will be a very thoughtful. Gradual, it won't be a snap-the-chalk type of transition.
Matthew Maus, Analyst, B. Riley Securities
Got it. It sounds good. It was also great seeing a strong outlook for fiscal '27. Pretty sure the slides mentioned includes Disruptive. So I'm just wondering how we should think about the organic growth embedded in that 10% to 15% range and what would get you towards the upper end?
Ron Konezny, Chief Executive Officer and President
Yeah, it's Disruptive Technologies that we just talked about, it's going to be a little different than what they've experienced historically, where historically they would see very strong growth rates on the one-time ARR, not maybe as strong because the revenue model was much more one-time oriented. So you're going to see really a shift from that one-time growth into recurring. Recurring will then much more closely match the Digi model where recurring revenue grows faster than that one-time.
Matthew Maus, Analyst, B. Riley Securities
Got it. And last one for me, just in terms of for the future, which end markets are you most excited about for the near term, data centers, utilities, healthcare, or some other?
Ron Konezny, Chief Executive Officer and President
I'm sorry, Matthew, I think we've lost you a little bit in the audio. I believe you might be asking about where we're seeing pockets of strength in verticals.
Matthew Maus, Analyst, B. Riley Securities
Can you hear me now?
Ron Konezny, Chief Executive Officer and President
Yeah, we got you now.

Digi International Inc. | Q4 2026 Earnings Call Transcript
Matthew Maus, Analyst, B. Riley Securities
Yeah, so in terms of end markets, I'm wondering like what you're most excited about for the near term. Is it data centers, utilities, healthcare or some other?
Ron Konezny, Chief Executive Officer and President
Yeah, we touched on it earlier in the presentation and those verticals we touched on and you can see how diverse our business is and how different product lines have different strengths. So in healthcare, SmartSense and our particle by Digi have great success in utilities. We have great success in cellular routers. Thank you, Jamie. We do a lot of work with our Ventus by Digi solution in financial services and point of sale. So these are the verticals we are most excited about that we think are really powering our growth, both in the past and we think into the future.
Matthew Maus, Analyst, B. Riley Securities
Great. That was all for me. Congrats on a strong quarter. I'll hop back at you.
Ron Konezny, Chief Executive Officer and President
Thank you, Matthew.
Jamie Loch, Executive Vice President, Chief Financial Officer, and Treasurer
Thank you.
Operator
And our next question comes from Timothy Shubsda of Piper Sandler. Your line is open.
Timothy Shubsda, Analyst, Piper Sandler
Hey guys, it's Tim on for Harsh here. Thank you for taking our questions. Just wondering if you could kind of talk about how you guys are feeling about supply versus the level of demand that you've been seeing in terms of like your 2027. How are your supply levels in terms of like your guidance? Are you kind of on track or do you have ample supply? Do you still need to go out and get some more?
Ron Konezny, Chief Executive Officer and President
Yeah, Timothy, it's a really good question. We generally are in the mode where demand is not as big a challenge as supply is. And as I mentioned, we've got just a great collaboration between our product lines, understanding their demand, educating their customers on lead times. And of course, our supply chain group really. Resourcefully finding all of the components we need, not always at the price we'd like, but nonetheless fighting through this. We also are having to look farther out than we have traditionally. A lot of times we're looking out six months on our demand planning. Now we're having to go to nine months, in some cases as far as 12 months. And it is a really careful message that we manage with our customers. Of course, we've got SKUs that are high runners and we're using a lot of historical demand numbers to help guide. But then there are some other SKUs that are more unique to certain applications or customers. And those, we have to have really collaborative discussions with our customers that are seeing either increases in their business or having to offer a new market or new offering. And we're having to get them to commit earlier to make sure we've got the product to meet their timelines.
Timothy Shubsda, Analyst, Piper Sandler
Got it. Thank you. And you guys have mentioned kind of security here kind of being a little bit of a motivating factor for customers. In terms of just general customer behavior, have you guys been seeing like more of a pull-in, any push-outs or anything to comment on there?

Digi International Inc. | Q4 2026 Earnings Call Transcript
Ron Konezny, Chief Executive Officer and President
Yeah, we don't see any dramatic pulling in or pushing out. Our price increases when they do go in effect for certain SKUs have been pretty modest, single-digit type of situation. So not enough to really dramatically change behavior. I'd say lead times has probably been a bigger opportunity for us to work through to make sure people are thinking three, six, in some cases, nine months out on their demand side, recognizing that some of these solutions may be harder to procure or take more time. But we're not seeing significant pull in or push out. We still think customers are really ROI driven. And in some cases, our best prospect is a customer that's been managing their own IoT solution internally and have realized, boy, it is no longer set and forget it. You have to really actively manage these solutions. You have to have security staff that are monitoring CVEs, putting patches and solutions in place and then be able to get those solutions out to these edge devices via an automated software platform in addition to protecting your cloud and API assets. So I think this day of managing internally is becoming more and more burdensome for those companies that have chosen that path.
Timothy Shubsda, Analyst, Piper Sandler
Got it. Thank you so much.
Ron Konezny, Chief Executive Officer and President
Thank you, Tim.
Jamie Loch, Executive Vice President, Chief Financial Officer, and Treasurer
Thank you. Thank you.
Operator
And we have a follow-up from Tommy Moll of Stephens. Your line is open.
Tommy Moll, Analyst, Stephens
Just a question on the first quarter guidance, Jamie. EBITDA dollars are guided down sequentially. What can you highlight as a driver there?
Jamie Loch, Executive Vice President, Chief Financial Officer, and Treasurer
Yeah, Tommy, I think maybe a couple of things. One, based on a lot of what Ron has talked about relative to the supply chain, I think we're maybe guiding a little bit more of the margins to be in the middle of our kind of range as opposed to on the higher end. And so I think we'd probably see them maybe being down a little bit. I think as you walk into the first quarter, there are certain expenses that occur in the first quarter that don't occur at the tail end of the year due to some seasonality that takes place. And so it's that combination that maybe has you tick down on a sequential basis.
Jamie Loch, Executive Vice President, Chief Financial Officer, and Treasurer
And seasonally for our IoT product and services segments where they do really all their work through channels, a lot of channel partners really like to tighten up their inventory positions prior to their fiscal year end. So fast Q1 has traditionally been the slower start for our year.
Tommy Moll, Analyst, Stephens
Great. Thanks for the insight. That's all I needed.
Ron Konezny, Chief Executive Officer and President
Thanks, Tommy.
Jamie Loch, Executive Vice President, Chief Financial Officer, and Treasurer
Thank you.

Digi International Inc. | Q4 2026 Earnings Call Transcript
Operator
And we have a follow-up from Scott Searle of Roth Capital Partners. Your line is open.
Scott Searle, Analyst, ROTH Capital Partners
Ron, 2 quick follow-ups. First on Disruptive, given the battery life and the overall RF performance of the solution. I'm wondering if you're thinking about is driving it as something more broad. For instance, cellular and Wi-Fi are standards-based solutions, but we've also had non-standards-based solutions that became de facto places in the marketplace, things like LoRa. And so I'm wondering if you're thinking about this more broadly or too early to contemplate on that front?
Ron Konezny, Chief Executive Officer and President
That's a good question, Scott. I think our first stage in thinking about this is actually internally beyond SmartSense. So we're going to get the solution in the hands of our cellular business unit, our Opengear business unit, our particle business unit so they can better understand the technology and look for applications. So for example, we service a lot of financial institutions. We provide connectivities to their ATMs. Disruptive Technologies has a door open, door close solution. Very potentially great feature for ATM customers to know when that SAFE has been accessed, right? Coordinating that with their field services resources. There's a lot of those applications we think we can unlock in a data center. A lot of these conditions need to be monitored, temperature, water, humidity in some cases. So we think there's some great opportunities there to monitor our customers' IT assets and the environment that surrounds them. So we think that first step is really leveraging it internally. There certainly is the potential to take our show on the road, especially with the Particle group that takes this type of technology, puts it in a package like an XBee or a ConnectCore, and then allows others to incorporate this technology into their devices. That's going to be a little bit farther out. Embedded solutions take time. But I think we've got a lot of opportunities internally beyond SmartSense.
Scott Searle, Analyst, ROTH Capital Partners
Very helpful, thanks. And if I could is, as I look out at the landscape, what you guys do very well in addition to connectivity is reliability and security thrown on top of that and you're bringing edge processing to the equation. So with that stated, markets that come to mind are things like defense tech, drones, robotics, which we haven't heard you guys talk a lot about. So I'm wondering if you could kind of frame the opportunity for you, I'll call it the other nuances that go along with them. And those verticals or do they just not have enough interest given?
Ron Konezny, Chief Executive Officer and President
No, it's a very good point you bring up, Scott. And you've seen some other companies that have had success in Defense, Aerotech. That's not traditionally an area that we've had a lot of exposure to. And we're seeing that if you can get a snowball going in those verticals, they can develop into a reliable source of customer satisfaction and, of course, revenues for us. So we do a little bit of work in that area, not quite as much as we'd like. We talk a lot about devoting resources specifically to high-growth applications, and those are certainly a few of them that come to mind.
Scott Searle, Analyst, ROTH Capital Partners
Great, thanks so much.
Operator
Thank you. I'm showing no further questions at this time. I'd like to turn it back to Ron Konezny for closing remarks.

Digi International Inc. | Q4 2026 Earnings Call Transcript
Ron Konezny, Chief Executive Officer and President
Say thank you, and I want to thank everybody for joining the call today. The results of what's really been a breakthrough fiscal 2026 for Digi. I want to thank, first and foremost, our team. This is a team sport. I can't be prouder of our leadership team, the entire company collaborating both on their business units and functional areas, but also we survey the market, both Digi and non-Digi customers. We always come out top on reliability, quality, service and support, and that's a testament to the team. I want to thank our suppliers as well. Without them, we can't build these great solutions that our customers enjoy. We're going to be at the Stephens Growth Conference next week in Nashville. So please, if you have time, say hi to us, and we'll be able to share more of our story at that event. So I want to thank everybody for joining the call, and we're looking forward to our next update.
Operator
This concludes today's conference call. Thank you for participating, and you may now disconnect.